SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): May 17, 1995
    -----------------------------------------------------------------
                                                       (May 17, 1995)


                       Ames Department Stores, Inc.
          ------------------------------------------------------
          (Exact Name of Registrant As Specified In Its Charter)


                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)



           1-5380                                04-2269444
    ------------------------         ---------------------------------
    (Commission File Number)         (IRS Employer Identification No.)



    2418 Main Street; Rocky Hill, Connecticut     06067-0801
    -----------------------------------------     ----------
    (Address Of Principal Executive Offices)      (Zip Code)



                              (203) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name Or Former Address, If Changed Since Last Report)





                          Exhibit Index on Page 4

                     Page 1 of 7 (Including Exhibits)

Item 5: OTHER EVENTS


            Beginning on May 17, 1995, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its unaudited financial results for the four and thirteen weeks ended April 29, 1995. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

            Sales for the four weeks ended April 29, 1995 were $7.9 million below the projections contained in the Form 8-K dated February 16, 1995 (the "Plan") primarily due to below Plan sales performances in womens and childrens apparel, toys and home goods. EBITDA (as defined in Exhibit 20) for the four weeks was $.4 million better than Plan and $1.9 million above last year. The EBITDA improvement over Plan was due to a favorable gross margin rate and lower-than-planned expenses, partially offset by the below Plan sales performance and lower-than-planned other income and property gains. The gross margin rate was favorably impacted by lower-than-planned markdowns. Expenses were below Plan principally because of lower store expenses.

            The $.2 million net loss for the four weeks was $.4 million better than Plan. It is not comparable to last year's net income of $3.0 million in April primarily because last year's $6.5 million non-cash income tax benefit for the first quarter was recorded entirely in April.

            Sales for the thirteen weeks ended April 29, 1995 were $5.4 million below Plan primarily due to below Plan sales performances in womens and childrens apparel and home goods. The year-to-date EBITDA was $.1 million below Plan and $1.2 million above last year. The EBITDA results reflected the below Plan sales performance and a lower-than-planned gross margin rate, partially offset by lower-than-planned expenses and higher-than-planned other income and property gains. The gross margin rate was below Plan because of higher-than-planned markdowns. Store, field and home office expenses were below Plan.

            Cash and cash equivalents as of April 29, 1995, were $60.8 million less than cash and cash equivalents at the end of the comparable period in the prior year. A year ago, the balance in cash and cash equivalents included $55.6 million in restricted cash required to collateralize the Company's outstanding letters of credit under the Company's previous revolving line of credit. This restricted cash was used to retire long-term debt in conjunction with the Company's
        June 1994 working capital refinancing.

            As of April 29, 1995, merchandise inventories were $24.8 million above Plan primarily due to higher-than-planned inventories in apparel, home entertainment and domestics. Trade payables were $35.6 million above Plan primarily due to improved payment terms and higher-than-planned merchandise purchases in April. Outstanding borrowings under the Company's revolving line of credit were $16.9 million below Plan primarily due to the net effect of the above factors.

            The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 28, 1995 and the Company's Form 8-K dated February 16, 1995. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

            Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent certified accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.


Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit:  20   Unaudited Financial Summary Results for the
                       Four and Thirteen Weeks Ended April 29, 1995.

                             INDEX TO EXHIBITS








   Exhibit No.                  Exhibit                         Page No.
   -----------                  -------                         --------


       20          Unaudited Financial Summary Results             6
                   for the Four and Thirteen Weeks Ended
                   April 29, 1995.

                                SIGNATURES




       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                      AMES DEPARTMENT STORES, INC.
                                      -----------------------------
                                                Registrant






Dated:  May 17, 1995                 By: /s/ Joseph R. Ettore
                                     -------------------------------
                                         Joseph R. Ettore
                                         President, Director, and
                                         Chief Executive Officer





Dated:  May 17, 1995                 By: /s/ John F. Burtelow
                                     -------------------------------
                                         John F. Burtelow
                                         Executive Vice President,
                                         Chief Financial Officer





Dated:  May 17, 1995                 By: /s/ William C. Najdecki
                                     -------------------------------
                                         William C. Najdecki
                                         Senior Vice President,
                                         Chief Accounting Officer